MASSMUTUAL FUNDS
MassMutual Global Fund
Supplement dated June 22, 2026 to the
Prospectus dated February 1, 2026 and the
Summary Prospectus dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MassMutual Premier Funds has approved the termination of Class Y shares of the MassMutual Global Fund (the “Fund”). Effective June 22, 2026, Class Y shares of the Fund are terminated.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
G-26-01
PREMPRO-26-04